Exhibit 99.1

 Yahoo! + TaboolaInvestor Presentation  March 1, 2023

 Forward-Looking Statements Disclaimer  Certain statements in this presentation are forward-looking statements. Forward-looking statements generally relate to future events, including Taboola.com Ltd.’s (the “Company’s”) expectations for the Company’s partnership with Yahoo described in this presentation and future financial or operating performance of the Company.   In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. Examples of such forward-looking statements include, but are not limited to, projections or estimates regarding the Company’s stand-alone future financial or operating performance and potential contributions and impacts the Yahoo partnership may have on the Company’s future financial or operating performance.  These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Uncertainties and risk factors that could affect the Company’s future performance and cause results to differ from the forward-looking statements in this presentation include, but are not limited to: the Company’s ability to transition to and fully launch the native advertising service with Yahoo on the currently anticipated schedule or at all; market acceptance of the new service and the Company’s ability to attract new or existing Yahoo advertisers to the new service; risks that existing Yahoo advertisers may terminate their contracts as a result of the partnership with the Company and not migrate to the Company’s service; costs related to the introduction and operation of the new service; the timing and amount of any margin, profitability, cash flow or other financial contributions of the new service; the ability to generate or achieve the financial results, including the increase in Adjusted EBITDA and Free Cash Flow in 2024 to the levels assumed in this presentation or at all; the risk that the new service results in a decline in the Company’s financial performance during the preparation and roll out of the new service and beyond; the 30-year term as an exclusive native publisher partner with Yahoo, which can be subject to early termination in accordance with the governing agreements and/or applicable law; ability to achieve the increase in revenue, Adjusted EBITDA and Free Cash Flow to the levels assumed in this presentation or at all; ability to transform the Company into an alternative to the walled gardens in the Open Web; ability to expand beyond traditional advertising to include additional value-added services to create future growth; expectations regarding the impact of the Yahoo partnership materializing in H2 2023 and continuing into 2024, which materially depends on the degree to which our onboarding and ramp up are successful; the intense competition in the digital advertising space, including with competitors who have significantly more resources; ability to grow and scale the Company’s ad and content platform through new relationships with advertisers; ability to maintain relationships with current advertiser partners; ability to make continued investments in the Company’s AI-powered technology platform; the need to attract, train and retain highly-skilled technical workforce to support the Yahoo partnership; changes in the regulation of, or market practice with respect to, “third party cookies” and its impact on digital advertising; continued engagement by users who interact with the Company’s platform on various digital properties; the impact of the COVID-19 or other possible future pandemics; changes in laws and regulations related to privacy, data protection, advertising regulation, competition and other areas related to digital advertising; ability to enforce, protect and maintain intellectual property rights; and risks related to the fact that the Company is incorporated in Israel and governed by Israeli law; and other risks and uncertainties set forth in the Company’s Annual Report on Form 20-F for the year ended December 31, 2021 under Item 3.D. “Information About the Company - Risk Factors” and in the Company’s subsequent filings with the Securities and Exchange Commission.   Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no duty to update these forward-looking statements except as may be required by law.  Non-GAAP Financial Measures   This presentation includes certain metrics of Adjusted EBITDA, ex-TAC Gross Profit and Free Cash Flow which are non-GAAP financial measures. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes non-GAAP financial measures provide useful information to management and investors regarding future financial and business trends relating to the Company. The Company believes that the use of these measures provides an additional tool for investors to use in evaluating operating results and trends and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations because they reflect the exercise of judgments by management about which items are excluded or included in calculating them. Please refer to the Appendix at the end of this presentation for explanation and information regarding reconciliation to GAAP.

 Taboola & Partnership Overview  Fireside Chat with  Integration  Summary  Audience Q&A  Adam Singolda  01  02  03  04  05  Monica Mijaleski  Yahoo CFO, Taboola Director  Eldad Maniv  President & COO  Steve Walker  CFO  Rick Hoss  Moderated by   Moderated by   Presented by   Presented by   Presented by   Agenda  Lunch & Demo Stations TO FOLLOW  Jim Lanzone  Yahoo’s CEO  Head of Investor Relations  Founder & CEO

 Taboola & Yahoo partnership   Doubling and tripling our partnership   Building a “must buy” advertising company in the open web

 Information Overload

 RECOMMENDATION ENGINES ARE EVERYWHERE

 RECOMMENDATION ENGINES ARE EVERYWHERE

 RECOMMENDATION ENGINES ARE EVERYWHERE

 RECOMMENDATION ENGINES ARE EVERYWHERE

 Powering Recommendations For The Open Web  Helping People Discover Things They May Like

 Open Web =  Huge Market   $70B1  (1) Company estimate  Open Web = Sites, Apps, CTV

 Video Platforms 17%   Shopping Platforms 15%  Social Platforms 23%  Search Platforms 16%  Source: Hootsuite, Digital 2021 Report, January 2021. Percentages do not sum to 100% due to rounding  25%  Portion of time people spend reading editorial content on the open Web

 Privacy Matters

 Walled Gardens  Open Web  Easy To Buy   Fragmented   SOCIAL  SEARCH

 Done Wrong...

 Taboola = Bringing The Power Of Walled Gardens To The Open Web  Paid  Organic  Paid  Organic  Organic  Paid  Paid  Paid

 Taboola & Yahoo partnership   Doubling and tripling our partnership   Building a “must buy” advertising company in the open web

 Thousands of native advertisers   Contextual Segments   Exclusive native across Yahoo sites (nearly 900M users)

 Yahoo Supply Unlocks Premium Access To Users Across Verticals   Y! is the 5th largest internet property in the US: 84% of US Internet Population visits a Y! Property on a monthly Basis.1  (1) Comscore Media Metrix ® Multi-Platform, Total Audience and % Reach, Top 100 properties, Total Unique Visitors/Viewers, December 2022, U.S.  (2) Comscore Media Metrix ® Multi-Platform, Business/Finance News category, Total Audience, December 2022, U.S.   (3) Comscore Media Metrix ® Multi-Platform, News/Information category, Total Audience, December 2022, U.S.  (4) Comscore Media Metrix ® Multi-Platform, Services - e-mail category, Total Audience, December 2022, U.S.  (5) Comscore Media Metrix ® Multi-Platform, Sports category, Total Audience, December 2022, U.S.  News property in the US3  Email Property in the US4  Sports Property in the US5  Business/Finance News Property in the US2  #1  #1  #2  #2

 Becoming A “Must Buy” For Advertisers   ADVERTISERS

Becoming The Largest Ad Company In the Open Web

Only Open Web company with scale serving both publishers and advertisers

Taboola + Yahoo	Pinterest	Snap	Twitter	The Trade Desk	Amazon	Meta	Google
$2.5B[1]	$2.8B	~$4.6B	~$4.5B	~$7.7B	$37B	$114B	$224B

Others <=$1B

2022 Advertising Results[2]

(1) Estimated 2022 Results if Yahoo were to be included in full year results, plus uplift. See appendix for assumptions.
(2) FY 2022 figures as presented in each company's respective Form 10-K (except as noted) are as follows: Amazon: "Advertising Services Net Sales" $37,739M ; Alphabet: "Google Advertising Revenue" $224,473M; Meta: "Family of Apps Revenue" $114,450; The Trade Desk: "Gross Spend" $7,741M; SNAP: Revenue, $4,601M; Pinterest: Revenue, $2,802M; Twitter - Taboola Estimate

Taboola

 More Publisher Partners  More Users Reached More Frequently  More Data Generated  Higher Yield Better Targeting Drives Better Results for Advertisers  GROWTH WITH A BUILT-IN NETWORK EFFECT  = Win even more publishers   = Make advertisers successful   Scale Matters  In Our Industry

 Taboola & Yahoo partnership   Doubling and tripling our partnership   Building a “must buy” advertising company in the open web

 Innovative formats & experiences - Stories, Video, Carousels, and more   Taboola   Feed   Explore More  Video Reel   Taboola Stories (Beta)   Designed to engage and monetize  Next   Up

 Building Contextual Segments  Reaching targeted audiences based on relevant articles and topics

 Header Bidding Into Display   Taboola’s incremental CPC demand increases the performance of existing display placements   Simple Prebid wrapper integration

 Yahoo is already Connexity’s #1 partner in 20221  Additional opportunities to explore:  Creating bespoke eCommerce content   Integrating deeper into Yahoo’s Commerce Opportunities  Circulating traffic from content to commerce   Supercharge eCommerce: Connecting High Intent Content and Retailers   (1) Company Data

 The Force is with us   2024 Expectations:  $200M+   Adj. EBITDA1   $100M+   Free Cash Flow1   Assuming Yahoo is fully live mid-2024   (1) Non-GAAP Measures; see appendix for explanation and information regarding reconciliation to GAAP.

 Taboola & Partnership Overview  Fireside Chat with  Integration  Summary  Audience Q&A  Adam Singolda  01  02  03  04  05  Monica Mijaleski  Eldad Maniv  President & COO  Steve Walker  CFO  Rick Hoss  Moderated by   Moderated by   Presented by   Presented by   Presented by   Agenda  Jim Lanzone  Yahoo’s CEO  Yahoo CFO, Taboola Director  Head of Investor Relations  Founder & CEO

 Fireside Chat   Adam Singolda  Taboola CEO  Monica Mijaleski  Yahoo CFO  Taboola Director  Yahoo CEO  Jim Lanzone

 Partnership Overview  Fireside Chat with  Integration  Summary  Audience Q&A  Adam Singolda  01  02  03  04  05  Monica Mijaleski  Eldad Maniv  President & COO  Steve Walker  CFO  Rick Hoss  Moderated by   Moderated by   Presented by   Presented by   Presented by   Agenda  Yahoo’s CEO  Jim Lanzone  Yahoo CFO, Taboola Director  Head of Investor Relations  Founder & CEO

 Executing the Integration   While Maintaining a Perfect Mix of Demand and Supply

 Tech  Advertisers  Supply  People  Yahoo + Taboola:Integration Overview  Multiple complex integration paths:

 Feature Parity  Format Parity  Data & Cookie Sync  Targeting  Reporting  Campaign Continuity  Platform Migration  Policy Alignment  Hit performance Goals  1,000’s of Placements  A/B Testing and UI Optimization  Reporting and insights  Staffing Requirements  Operational support  Yahoo + Taboola:Integration Overview  Multiple complex integration paths:  Tech  Advertisers  Supply  People

 Native API  Data  Reco Engine  Yahoo Native Platform  Native Demand  Serving  Native Demand  Recommendations  Yahoo Supply  Advertisers  Technology  Supply  Omni Channel Buyers  Native-Only Buyers  Yahoo DSP

 Native API  Data  Reco Engine  Native Demand  Serving  Native Demand  Recommendations  Yahoo Supply     Ads Console  Data  Reco Engine  Serving  Native demand  Taboola platform  Recommendations  Open Web Supply  Advertisers  Technology  Supply  Omni Channel Buyers  Native-Only Buyers  Yahoo Native Platform  Yahoo DSP

 Native API  Data  Reco Engine  Native Demand  Serving  Native Demand     Ads Console  Data  Reco Engine  Serving  Native demand  Taboola platform  Recommendations  Open Web Supply  Recommendations  Yahoo Supply  Advertisers  Technology  Supply  Omni Channel Buyers  Native-Only Buyers  Yahoo Native Platform  Yahoo DSP

 Advertisers  Technology  Supply  Native API  Data  Reco Engine  Native Demand  Recommendations  Serving  Yahoo Supply     Native demand  User & page data  Initial Integration   Recos  Omni Channel Buyers  Ads Console  Data  Reco Engine  Serving  Native demand  Taboola platform  Recommendations  Open Web Supply   Native-Only Buyers  Native Demand  Yahoo Native Platform  Yahoo DSP

 Advertisers  Technology  Supply  Example Initiatives  Targeting Parity  Feature Parity  S2S Connection & Data Sync  Targeting Parity  Algo Optimization  Content Moderation  A/B Testing Infrastructure  Feature Parity  Ad Policy Parity  Reporting Parity  UX Implementation & Optimization  Feature Parity

    Ads Console  Data  Reco Engine  Serving  Native demand  Taboola platform  Yahoo DSP  Data  Advertisers  Technology  Supply  Native demand  User & targeting data  Open Web Supply  Recommendations  Omni Channel Buyers  Yahoo Supply

 Advertisers  Technology  Supply  Example Initiatives  Customer Migration: Taboola Onboarding  Campaign History & Reporting  New Open Web Supply  Client-side Supply Integration  Omni-channel sales support  Client-side Integration  Targeting Parity  Feature Parity  S2S Connection & Data Sync  Targeting Parity  Algo Optimization  Content Moderation  A/B Testing Infrastructure  Feature Parity  Ad Policy Parity  Reporting Parity  UX Implementation & Optimization  Feature Parity

 Advertisers  Technology  Supply  Integration Staffing  Sales & Account Managers to service and optimize our larger base & provide Native support to Y! sales.  Finance & Operational support: billing, reporting, collections, etc.  Customer Support teams to onboard, implement, and provide ongoing support to advertiser customers.   Engineering personnel required to develop, build, and support integration efforts.  Algo resources focused on Y! Supply and it’s unique placements & formats.  Professional Services personnel to implement and optimize 5,000+ placements across Y! Supply  Content Moderation resources to support additional scale  Technical Support for Y! Specific product/UX customization  Dramatically increasing our scale requires additional headcount.

 Phased Integration Approach  PHASE 0:  CLOSE & PLAN  The transaction closed 1/17/23 and our integration team is now hard at work on detailed discovery and planning technical and commercial integration efforts.  PHASE 1:  BUILD & TEST  In 2023, our priority is building the technical infrastructure to allow the flow of Gemini ad spend through Taboola’s platform. This phase is primarily development efforts and controlled testing on single-digit percentages of demand.  PHASE 2:  RAMP & TRANSITION  Once our technical requirements are satisfied (including infrastructure and feature parity), we’ll begin to gradually transition ad spend and supply from Gemini to Taboola. We expect this process to begin in 2H-2023.  PHASE 3:  OPTIMIZE & GROW  Once migration is complete, we leverage our teams’ expertise to pursue ongoing optimizations and growth opportunities to improve yield and grow the value of this partnership.  2H-2023  2024 and beyond…

 Clear Path to a Successful Launch

 Taboola & Partnership Overview  Fireside Chat with  Integration  Summary  Audience Q&A  Adam Singolda  01  02  03  04  05  Monica Mijaleski  Eldad Maniv  President & COO  Steve Walker  CFO  Rick Hoss  Moderated by   Moderated by   Presented by   Presented by   Presented by   Agenda  Yahoo’s CEO  Jim Lanzone  Yahoo CFO, Taboola Director  Head of Investor Relations  Founder & CEO

 Phased Integration Approach  PHASE 0:  CLOSE & PLAN  The transaction closed 1/17/23 and our integration team is now hard at work on detailed discovery and planning technical and commercial integration efforts.  PHASE 1:  BUILD & TEST  In 2023, our priority is building the technical infrastructure to allow the flow of Gemini ad spend through Taboola’s platform. This phase is primarily development efforts and controlled testing on single-digit percentages of demand.  PHASE 2:  RAMP & TRANSITION  Once our technical requirements are satisfied (including infrastructure and feature parity), we’ll begin to gradually transition ad spend and supply from Gemini to Taboola. We expect this process to begin in 2H-2023.  PHASE 3:  OPTIMIZE & GROW  Once migration is complete, we leverage our teams’ expertise to pursue ongoing optimizations and growth opportunities to improve yield and grow the value of this partnership.  2H-2023  2024 and beyond…

 REVENUE IMPACT  No Revenue  COST   IMPACT  Minimal Cost  (Existing Resources)  No Revenue  Ramping Cost  (Hiring Starts)  Ramping Revenue  (Not In Guidance)  Ramping Cost  (Hiring Continues)  Full Run Rate Revenue  Steady State Cost  (Hiring Continues)  PHASE 0:  CLOSE & PLAN  PHASE 1:  BUILD & TEST  PHASE 2:  RAMP & TRANSITION  PHASE 3:  OPTIMIZE & GROW  2H-2023  2024 and beyond…  Phased Integration Approach Revenue & Cost Implications

 PHASE 0:  CLOSE & PLAN  PHASE 1:  BUILD & TEST  PHASE 2:  RAMP & TRANSITION  PHASE 3:  OPTIMIZE & GROW  2H-2023  2024 and beyond…  Phased Integration Approach Revenue & Cost Implications  REVENUE IMPACT1  (1) Revenue model is illustrative only. Ramping revenue in Phase 2 not reflected in guidance.

 PHASE 0:  CLOSE & PLAN  PHASE 1:  BUILD & TEST  PHASE 2:  RAMP & TRANSITION  PHASE 3:  OPTIMIZE & GROW  2H-2023  2024 and beyond…  Phased Integration Approach Revenue & Cost Implications  REVENUE IMPACT1  COST   IMPACT1  INCREMENTAL INVESTMENT IN YAHOO IN 2023 IS APPROXIMATELY $30 MILLION  (1) Revenue & cost models are illustrative only, not to scale. Ramping revenue in Phase 2 not reflected in guidance. Cost Impact in Phase 3 reflects expected normalization of "steady state" operating costs

 Small  + Infrastructure Costs and Support Team   Significant  Costs Associated With Supporting  Publisher account management team  General & Administrative  e.g., finance, collections  Advertiser sales and account management  Customer support   Technical team to build and support infrastructure   (significant short-term, small long-term)

 2023 Is An Investment Year… But ROI Opportunity Is Huge  (1) Reflects expected incremental full year annual run rate once integration is fully live, including certain assumptions and adjustments based on anticipated uplifts. See Appendix for explanation and information.   (2) Non-GAAP measures. See Appendix for explanation and information regarding reconciliation to GAAP.   Revenue  $1B+  ADJ. EBITDA2  ~$150M  $80M  Free Cash Flow2  Incremental Annual Run Rate1  2023 Investment  ~$30M

 Expanding Ex-TAC Margins Point To Competitive Advantage  ex-TAC Margin has increased significantly since 2015  Competitive landscape has not changed significantly in that time period  Margins increase as competitive advantages increase  (1) Non-GAAP measure. See Appendix for reconciliation to GAAP.   Ex-TAC Margin1 By Year

 Taboola’s Differentiation  Connexity will further increase competitive advantage  Growth fuelled by a network effect  Long-term yield increases  Taboola’s technology is resilient to the future disappearance of third-party cookies  Platform advantage driven by Taboola’s technology   How we drive superior Financial Performance & Expanding Margins  Yahoo positively impacts all of these points of differentiation  1  2  3  4  5

 More Publisher Partners  More Users Reached More Data Generated  More advertisers   More Successful  Higher yield (Better Results for Advertisers and Publishers)  Quantum Leap Forward in Scale - Accelerates the Network Effect  1

 CTR and Conversions   Click Through Rate, Conversion Rates   CPC  Cost Per Click  Yahoo Supercharges Our Ability To Drive Yield Across Our Network  2  Algorithmic improvements drive better prediction of what users will engage with  More advertisers on the platform and higher diversity of campaigns  More data that provides more contextual signals enables more accurate targeting  Better user experience increases the likelihood of engagement with the ad  More advertisers on the platform increases auction density  Better attribution measurement better reflects the value of conversions  Automated bidding (SmartBid) optimizes bids dynamically

3 Added Data Especially Important In Contextual World

Yahoo reaches 84% of the US Internet Population <u>every month</u>[1]

Taboola has its own 1st party cookie - recommending personalized editorial content enables serving our own 1st party identifier

Unique readership context - deep access to the context of the page, allowing advertisers to target context (vs. "3rd party cookie behavior")

People click on Taboola recommendations tens of billions of times a year[2] - re-hashing Taboola identifier across websites

(1) Comscore Media Metrix ® Multi-Platform, Total Audience and % Reach, Top 100 properties, Total Unique Visitors/Viewers, December 2022, U.S.
(2) Source: Company data. Clicks represent total clicks on Taboola recommendations, including paid advertisements ("sponsored content") and editorial ("organic") content



Mobile - Chrome
Mobile - Safari
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22

Taboola's strong yield performance despite 3rd party cookies being blocked in the industry for years:

- Apple started blocking 3rd party cookies in 2017
- Firefox, Edge, etc are also blocking 3rd party cookies
- GDPR launched in 2018, CCPA 2019, IDFA April 2021

Taboola

Homepage For You  Newsroom  Platform Advantage Driven By Investment In TechnologyYahoo Contextual Data will further enhance these tools  4  Driving  Subscriptions  Taboola News

 Connexity Furthers our CompetitiveAdvantage  5  Strategic Value  Additive to the Core  Synergies  ⅓ of Open Web Publisher Revenue will be E-Commerce1 and Taboola with Connexity is uniquely differentiated  Significant expansion of our addressable TAM with long runway of growth  Tremendous opportunity to leverage our scale, combined relationships and Connexity’s e-commerce market maker capabilities   (1) Company estimate.

 Taboola’s Differentiation  Connexity will further increase competitive advantage  Growth fuelled by a network effect  Long-term yield increases  Taboola’s technology is resilient to the future disappearance of third-party cookies  Platform advantage driven by Taboola’s technology   1  2  3  4  5  How we drive superior Financial Performance & Expanding Margins  Yahoo positively impacts all of these points of differentiation

 Taboola & Partnership Overview  Fireside Chat with  Integration  Summary  Audience Q&A  Adam Singolda  01  02  03  04  05  Monica Mijaleski  Eldad Maniv  President & COO  Steve Walker  CFO  Rick Hoss  Moderated by   Moderated by   Presented by   Presented by   Presented by   Agenda  Yahoo’s CEO  Jim Lanzone  Yahoo CFO, Taboola Director  Head of Investor Relations  Founder & CEO

 Q&A  Up Next:   Lunch & Demo Stations  Yahoo Native Supply: Desktop Inventory  Yahoo Native Supply: Mobile & Apps  Generative AI in Action @ Taboola

 Appendix & Reconciliations

 NON-GAAP INFORMATION  Adjusted EBITDA  We calculate Adjusted EBITDA as Net income (loss) before net financial expenses, income tax provision and depreciation and amortization, further adjusted to exclude share-based compensation and other noteworthy income and expense items such as certain M&A related costs. Although we provide projections for Adjusted EBITDA, we are not able to provide projections for projected net income, the most directly comparable GAAP measure. Certain elements of net income, including share-based compensation expenses and warrant valuations, are not predictable due to the high variability and difficulty of making accurate forecasts. As a result, it is impractical for us to provide projections on net income or to reconcile our Adjusted EBITDA projections without unreasonable efforts. Consequently, no disclosure of projected net income is included. For the same reasons, we are unable to address the probable significance of the unavailable information.  Free Cash Flow  We calculate Free Cash Flow as Net cash provided by operating activities minus purchases of property, plant and equipment, including capitalized platform costs. Although we provide projections for Free Cash Flow, we are not able to provide projections for net cash provided by operating activities, the most directly comparable GAAP measure. Certain elements of net cash provided by operating activities, including taxes and timing of collections and payments, are not predictable therefore projecting an accurate forecast is difficult. As a result, it is impractical for us to provide projections on net cash provided by operating activities or to reconcile our Free Cash Flow projections without unreasonable efforts. Consequently, no disclosure of projected net cash provided by operating activities is included. For the same reasons, we are unable to address the probable significance of the unavailable information.  FY 2022 Projections If Y! Were On Taboola Network For The Full Year   For the same reasons described above, we are unable to provide reconciliations for the FY 2022 projections for Adjusted EBITDA and Free Cash Flow if Y! Were on the Taboola Network for the full year.  2024 and “Full Year Run Rate” Expectations for Adjusted EBITDA and Free Cash Flow  For the same reasons described above, we are unable to provide reconciliations for the 2024 and Full Year Run Rate expectations for Adjusted EBITDA and Free Cash Flow.

 ASSUMPTIONS:  IF Y! WERE ON TABOOLA NETWORK FOR FY 2022  All numbers are management estimates based on the following assumptions and sources:  Revenue baseline is equal to the FY 2022 financials for TBLA (66% of combined Revenues) + FY 2022 expected financials for Yahoo Native supply* that will be serviced by TBLA (34% of combined Revenues)   Revenue uplift on Yahoo supply from improved yield due to the application of Taboola technology and data  Revenue uplift on stand-alone Taboola supply from improved yield due to advertiser demand from Yahoo and additional data  Operating expenses based on bottom up model of resources needed to support deal  Assumes no ramp up time - numbers assume Yahoo is part of Taboola network from the beginning of 2022 and assumes uplifts and operating expenses start from the beginning of the year  * Yahoo Q1 to Q3 2022 actuals, plus Yahoo forecast for Q4 2022

 EX-TAC REVENUES MARGIN RECONCILIATION

 ADJUSTED EBITDA RECONCILIATION

 FREE CASH FLOW RECONCILIATION